UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

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Date of Report
(Date of earliest
event reported):	March 30, 2006

Fiserv, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-14948	39-1506125
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

255 Fiserv Drive, Brookfield, Wisconsin 53045
(Address of principal executive offices, including zip code)

(262) 879-5000
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

        On March 30, 2006, Fiserv, Inc. (the "Company") entered into an amendment to the Employee Restricted Stock Agreement, dated December 1, 2005, between the Company and Jeffery W. Yabuki, the President and Chief Executive Officer of the Company, pursuant to which the Company granted Mr. Yabuki 52,849 shares of restricted stock. The amendment provides that vesting of the award will be contingent on the attainment of a performance condition based on the Company meeting an earnings per share target in addition to the previously established time-based vesting of December 1, 2008.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.
Date: April 5, 2006	By: /s/ Kenneth R. Jensen
Kenneth R. Jensen
Senior Executive Vice President,
Chief Financial Officer, Treasurer and
Assistant Secretary

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